UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 19, 2013

RANGEFORD RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54306	77-116182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’CONNOR BOULEVARD, SUITE 1820, IRVING, TX 75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(817) 648-8062

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On January 30, 2013, Rangeford Resources, Inc.’s (“the Company”) Board of Directors appointed Michael Farmer, Mark Teinert, Jim R. Iman and Gary A. Giles (collectively, the "New Directors") to the Board of Directors and a majority of the Company's common stock holders as of the February 4, 2013 record date, ratified and approved the appointments via written consent on February 13, 2013.  However, the appointments shall not be effective until April 4, 2013 (the "Effective Date"), which is the date the Company anticipates the Information Statement on Schedule 14C that it mailed to its shareholders on March 14, 2013, to become effective.  However, on March 19, 2013, the Company made a press release announcing the anticipated appointments of Mr. Farmer, Mr. Teinert, Mr. Iman and Mr. Giles.   The text of the press release is attached hereto as Exhibit 99.1.

We will file a Current Report on Form 8-K on the Effective Date to announce the New Directors have formally taken office and any other information that may be required.

Item 9.01	Financial Statements and Exhibits

(d)  EXHIBITS

The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

99.1	Press Release, dated March 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGEFORD RESOURCES, INC.

Date:	March 19, 2013	By: /s/ Steven R. Henson
Steven R. Henson, President

Exhibit 99.1

RANGEFORD RESOURCES, INC. ANNOUNCES NEW DIRECTORS

Dallas, TX -- (PRNewswire-FirstCall) – March 19, 2013 – Rangeford Resources, Inc. (OTCQB:RGFR).  Rangeford Resources, Inc. (the “Company” or “Rangeford”) announced the appointment of four new Directors to its Board of Directors.  The Board appointed the directors on January 14, 2013 and they have been approved by the shareholders.

The appointments are set to be effective on or about April 4, 2013, upon effectiveness of our definitive Schedule 14C, which was filed on March 14, 2013.

“All of the new directors bring a significant background in business that will be a tremendous asset to the Company,” says Steven R. Henson, President and Chairman of the Board of Rangeford.  “Their combined oil and gas and entrepreneurial experience adds a wealth of insight to the Company.  Their efforts will be instrumental in working to execute the Company’s business plan.  These additions provide the Company with the leadership it needs to successfully manage its interests and work to discover new interests.”

Michael Farmer (52) -- Director

Since 2009, Mr. Farmer has been President and CEO of GlobalOne Pet, Inc., an innovative pet food company that he co-founded. Since September of 2012, Mr. Farmer has been a Director of INTREorg Systems, Inc. In 2001, Mr. Farmer co-founded FIRSTRAX Inc., which became the leading innovator in pet accessory products. In 1994, Mr. Farmer joined Dogloo, a market leader in plastic pet shelters as the Vice President of Sales and Marketing, where he was promoted to Executive Vice President and General Manager in 1997.  Mr. Farmer spent the first 11 years of his career with the Coleman Company, the world leader in outdoor recreational products with revenues in excess of $700MM. While at Coleman, Mr. Farmer served in a variety of capacities including Director of Operations, Design Director, Director of Engineering and Materials Management, and Director of Marketing and Product Development. Mr. Farmer has a Bachelor of Science degree in Industrial Technology from Emporia State University, where he earned All American academic and basketball honors. He also earned an MBA from Wichita State University.

Mark Teinert (58) -- Director

Currently Mr. Teinert is President of Southlake Energy, Inc.  Previously, Mr. Teinert worked many years as an oil and gas consultant on his own. His years in the industry provided him with extensive oil and gas experience, mainly financial in its basis, but including lease negotiations, land work, and lease damage negotiations. Mr. Teinert has served on public boards and as a member of Audit Committees.

Jim R. Iman (67) -- Director

Jim Iman is currently President of Barnett Shale Services, LLC that provides oil and gas consulting services focusing on corporate finance, mergers and acquisitions, and debt and equity. Previously, Mr. Iman served as a Sales Engineer in the Dallas division of Haliburton Resource Management. Mr. Iman also serves as a Director for Bandera Oil and Gas (publicly traded) as well as Sense Technologies (publicly traded).  With a wide variety of memberships and affiliations, Mr. Iman is heavily involved with groups such as the Texas Alliance of Energy Producers, N.A.P.E. (North American Prospect Expo), Fort Worth Petroleum Club, Denton County Water District – President, Hood County Water District – President, Tarrant County Muscular Dystrophy Association, Children’s Charities of Fort Worth, Kimball Art Museum, and The Modern Art Museum of Fort Worth.

Gary A. Giles (64) -- Director

Gary A. Giles received his MBA from Southern Methodist University in 1979, after receiving his BS in mechanical engineering there in 1973. From 1968 until 2001, Mr. Giles served as assistant plant manager and plant manager for General Motors in Arlington, Texas (1968 – 1990, attaining position of Assistant Plant Manager), Tarrytown, New York (1990 – 1993, serving as Assistant Plant Manager), Siloa, GTO, Mexico (1993 – 1997, serving as Plant Manager) and Janesville, Wisconsin (1997 – 2001, serving as Plant Manager). In 1982, Mr. Giles founded G&F Oil, Inc., which he has owned and served as president of continuously since. As of January 2013, G&F Oil, Inc. is operating 91 oil and gas wells.

About Rangeford Resources, Inc.:

Rangeford Resources, Inc. is a Dallas-based, oil and gas exploration and production company.  For further information on the Company, please visit our website www.rangeford-resources.com.

Notice Regarding Forward-Looking Statements

This news release contains “forward-looking statements” (statements which are not historical facts) made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations rather than historical facts and they are indicated by words or phrases such as "anticipate," "could," "may," "might," "potential," "predict," "should," "estimate," "expect," "project," "believe," "plan," "envision," "continue," "intend," "target," "contemplate," or "will" and similar words or phrases or comparable terminology. We have based such forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, many of which are beyond our control. These factors include, but are not limited to, the time to consummate the proposed development, completion and extraction; the timing and extent of changes in market conditions and prices for natural gas and oil; the timing and extent of the Company's success in discovering, developing, producing and estimating reserves; the economic viability of, and the Company's success in drilling, the Company's ability to fund the acquisition, development, completion and extraction of oil and gas assets and the Company's planned capital investments; the Company's future property acquisition or divestiture activities; increased competition; and any other factors listed in the reports the Company has filed and may file with the Securities and Exchange Commission.  Investors are cautioned not to place undue reliance on these forward-looking statements, which reflect the Company’s expectations only as of the date they were made. The Company undertakes no obligation to update or revise any forward-looking statements to reflect new information or the occurrence of unanticipated events or otherwise.

Investors are urged to consider closely the disclosure in our most recent Annual Report on Form 10-K and in our other filings, available from our website at www.rangeford-resources.com or by written request to 5215 N. O’Connor Boulevard, Suite 1820, Irving, Texas 75039. These items are also available on the SEC’s website at www.sec.gov.